                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                               November 18, 1998
                Date of Report (Date of earliest event reported)





                       FIRST VIRTUAL HOLDINGS INCORPORATED
             (Exact name of registrant as specified in its charter)


           Delaware                                000-21751                                33-0612860
-------------------------------             -----------------------               -------------------------------
(State or other jurisdiction of             (Commission File Number)              (I.R.S. Employer Identification
       incorporation)                                                                          No.)


                   4104 Sorrento Valley Boulevard, Suite 200
                          San Diego, California 92121
                    (Address of principal executive offices)

                                 (619) 410-3700
              (Registrant's telephone number, including area code)

ITEM 5.           OTHER EVENTS

On November 18, 1998, First Virtual Holdings Incorporated (the "Company") entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement") with DB Acquisition Corp. ("Sub"), a wholly owned subsidiary of the Company, Distributed Bits L.L.C. ("DBits"), Derek Scruggs, DBI L.L.C., Richard Angell as Member Representative and Chase Manhattan Bank & Trust Company, National Association, providing for the merger of DBits with and into Sub. A copy of the Reorganization Agreement and a related form of Registration Rights Agreement are attached as Exhibits 2.1 and 2.2 and are incorporated herein by reference.

On November 18, 1998, the Company issued a press release announcing the execution of the Reorganization Agreement. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(b)      Unaudited Pro Forma Financial Information

                                                                                   Page
                                                                                   ----
         Unaudited Pro Forma Combined Condensed Financial Information of
         First Virtual Holdings Incorporated, EMail Publishing, Inc. and
         Distributed Bits L.L.C.

                  Unaudited Pro Forma Combined Condensed Balance Sheet
                  as of September 30, 1998                                          3

                  Unaudited Pro Forma Combined Statement of Operations
                  for the Nine Months Ended September 30, 1998                      4

                  Unaudited Pro Forma Combined Statement of Operations
                  for the Year Ended December 31, 1997                              5

                  Notes to Unaudited Pro Forma Financial Information                6


(c)      Exhibits


         2.1 Agreement and Plan of Reorganization dated November 18, 1998 by and among First Virtual Holdings Incorporated, DB
                  Acquisition Corp., Distributed Bits L.L.C., Derek Scruggs,
                  DBI L.L.C. and Richard Angell as Member Representative Chase
                  Manhattan Bank & Trust Company, National Association as Escrow
                  Agent.

         2.2. Form of Registration Rights Agreement among the Company and the members of Distributed Bits L.L.C.

         99.1     Press Release dated November 19, 1998.

                      FIRST VIRTUAL HOLDINGS INCORPORATED,
               EMAIL PUBLISHING, INC. AND DISTRIBUTED BITS L.L.C.

                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                               SEPTEMBER 30, 1998
                                   (Unaudited)

                                                PENDING PURCHASE TRANSACTIONS      PRO FORMA ADJUSTMENTS
                                                ------------------------------------------------------------
                                   FIRST VIRTUAL      EMAIL      DISTRIBUTED       EMAIL         DISTRIBUTED       COMBINED
                                     HOLDINGS       PUBLISHING      BITS         PUBLISHING          BITS          PRO FORMA
                                   ----------------------------------------------------------   -------------   -------------
Assets
Current assets:
  Cash and cash equivalents        $ 7,620,705     $   92,303     $  (22,707)    $        --     $        --     $  7,690,301
  Accounts receivable                   85,842        194,036             --              --              --          279,878
  Notes receivable                     100,000             --             --              --              --          100,000
  Prepaid expenses and other           405,115         13,167         34,196              --              --          452,478
                                   ----------------------------------------------------------   -------------   -------------
Total current assets                 8,211,662        299,506         11,489              --              --        8,522,657

Furniture, equipment
  & software, net                    1,285,885        230,894         98,183              --              --        1,614,962
Organization and other
  costs, net                            57,277             --             --              --              --           57,277
Intangibles                                 --             --                     18,415,277 (d)   5,326,761 (i)   24,492,038
                                                                          --         500,000 (f)     250,000 (i)
Other assets                            42,263         10,389          1,500              --              --           54,152
                                   ----------------------------------------------------------   -------------   -------------
Total assets                       $ 9,597,087     $  540,789     $  111,172     $18,915,277     $ 5,576,761     $ 34,741,086
                                   ==========================================================   =============   =============

Liabilities and
  stockholders' equity
Current liabilities:
  Accounts payable                 $   671,879     $  132,348     $   82,144     $   500,000 (f) $   250,000 (j) $  1,636,371
  Accrued compensation
    & related liabilities              146,294             --         39,939              --              --          186,233
  Deferred revenue                          --             --         36,000              --              --           36,000
  Accrued interest                          --          4,002             --              --              --            4,002
  Other accrued liabilities            364,678         18,779             --              --              --          383,457
  Payable to First Virtual                  --        100,000             --              --              --          100,000
  Payable on equipment                      --          4,077             --              --              --            4,077
  Current portion, due to
    stockholder                        270,000        200,000             --              --              --          470,000
  Current portion, note
    payable to bank                         --         31,314             --              --              --           31,314
  Current portion, capital
    lease obligations                       --         35,200         14,053              --              --           49,253
                                   ----------------------------------------------------------   -------------   -------------
Total current liabilities            1,452,851        525,720        172,136         500,000         250,000        2,900,707

Long term liabilities
  Amount due to stockholder            125,000             --             --              --              --          125,000
  Note payable to bank                      --         42,291             --              --              --           42,291
  Deferred rent                             --         12,523             --              --              --           12,523
  Obligation under capital lease            --         38,602         32,272              --              --           70,874
                                   ----------------------------------------------------------   -------------   -------------
Total long term liabilities            125,000         93,416         32,272              --              --          250,688

Total liabilities                    1,577,851        619,136        204,408         500,000         250,000        3,151,395

Stockholders' equity:
  Preferred stock                           --            632             --            (632)(a)          --               --
  Common stock                          33,062          1,907             --             632 (a)       1,350 (i)       34,970
                                                                                      (2,539)(b)          --               --
                                                                                         558 (d)                           --
  Members' equity                           --             --      1,878,097                      (1,878,097)(g)           --
  Additional paid in capital        46,034,536      1,240,295             --           2,539 (b)   1,878,097 (g)   49,155,467
                                                                                    (694,811)(c)  (1,927,223)(h)   (2,622,034)
                                                                                  18,414,719 (d)   5,325,411 (i)   23,740,130
                                                                                   1,300,000 (e)                    1,300,000
  Warrants                           1,080,828             --             --              --              --        1,080,828
  Deferred compensation                (38,093)      (626,370)       (44,110)             --              --         (708,573)
  Accumulated deficit              (39,091,097)      (694,811)    (1,927,223)        694,811 (c)   1,927,223 (h)  (39,091,097)
                                                                                  (1,300,000)(e)                   (1,300,000)
                                   ----------------------------------------------------------   -------------   -------------
Total stockholders' equity           8,019,236        (78,347)       (93,236)     18,415,277       5,326,761       31,589,691
                                   ----------------------------------------------------------   -------------   -------------
Total liabilities and
  stockholders' equity             $ 9,597,087     $  540,789     $  111,172     $18,915,277     $ 5,576,761     $ 34,741,086
                                   ==========================================================   =============   =============

                 See accompanying notes to unaudited pro forma
                    combined condensed financial statements.

                      FIRST VIRTUAL HOLDINGS INCORPORATED,
               EMAIL PUBLISHING, INC. AND DISTRIBUTED BITS L.L.C.

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (Unaudited)

                                                PENDING PURCHASE TRANSACTIONS      PRO FORMA ADJUSTMENTS
                                                ------------------------------------------------------------
                                   FIRST VIRTUAL      EMAIL      DISTRIBUTED       EMAIL         DISTRIBUTED       COMBINED
                                     HOLDINGS       PUBLISHING      BITS         PUBLISHING          BITS          PRO FORMA
                                   ------------------------------------------------------------------------------------------
Revenues                           $   844,926     $  951,041     $        --    $        --              --       $  1,795,967

Cost of revenues                        44,830            --               --             --              --           44,830
                                   ------------------------------------------------------------------------------------------
Gross profit                           800,096        951,041              --             --              --        1,751,137

Operating expenses
  Marketing & sales                  1,423,492        345,141              --             --              --        1,768,633
  Research, development,
    & engineering                    3,892,823         76,432         611,109             --              --         4,580,364
  General & administrative           2,781,554        861,869         575,300             --              --        4,218,723
  Restructuring charge                 812,166             --              --             --              --          812,166
  Depreciation and amortization      1,145,357             --              --      7,093,229(a)    2,091,285(c)    10,329,871
                                   ------------------------------------------------------------------------------------------
Total operating expenses            10,055,392      1,283,442       1,186,409      7,093,229       2,091,285       21,709,757

                                   ------------------------------------------------------------------------------------------
Loss from operations                (9,255,296)      (332,401)     (1,186,409)    (7,093,229)     (2,091,285)     (19,958,620)
  Interest income                      128,364          1,994              --             --               --         130,358
  Interest expense                     (68,155)       (26,059)             --             --               --         (94,214)
  Other income                              --            400              --             --               --             400

                                   ------------------------------------------------------------------------------------------
Net loss                            (9,195,087)      (356,066)     (1,186,409)    (7,093,229)     (2,091,285)     (19,922,076)
Preferred stock dividend              (153,126)            --              --             --              --         (153,126)
                                   ------------------------------------------------------------------------------------------
Net loss applicable
  to common shares                 $(9,348,213)    $ (356,066)    $(1,186,409)   $(7,093,229)    $(2,091,285)    $(20,075,202)
                                   ==========================================================================================
Net loss per share,
  basic and diluted                $     (0.52)    $    (0.19)                                                   $      (0.80)
                                   ==========================                                                    ============
Shares used in per share
  computation, basic and
  diluted                           18,125,810      1,906,503                      3,676,182(b)    1,350,000(d)    25,058,495

------------

(a) Adjustment to reflect the nine-month amortization of goodwill and other intangibles based on the allocation of the assumed purchase price in the September 30, 1998 pro forma balance sheet for Email Publishing, Inc.

(b) Adjustment to the average common shares outstanding for the elimination of EPub's shares and the issuance of 5,582,685 shares of First Virtual common stock.

(c) Adjustment to reflect the nine-month amortization of goodwill and other intangibles based on the allocation of the assumed purchase price in the September 30, 1998 pro forma balance sheet for Distributed Bits.

(d) Adjustment to the average common shares outstanding for the issuance of 1,350,000 shares of First Virtual common stock for all the equity interests at Distributed Bits based on an assumed purchase price of $5,527,635 in First Virtual common stock at a price of $3.65 per share.

The above pro forma combined statement of operations does not include a $1.3 million in-process technolgy charge to be recorded by First Virtual Holdings in conjunction with the proposed merger for the estimated fair value of the in-process technology of Email Publishing.

                 See accompanying notes to unaudited pro forma
                    combined condensed financial statements.

                      FIRST VIRTUAL HOLDINGS INCORPORATED,
               EMAIL PUBLISHING, INC. AND DISTRIBUTED BITS L.L.C.

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                  (Unaudited)

                                                PENDING PURCHASE TRANSACTIONS      PRO FORMA ADJUSTMENTS
                                                ------------------------------------------------------------
                                   FIRST VIRTUAL      EMAIL      DISTRIBUTED       EMAIL         DISTRIBUTED       COMBINED
                                     HOLDINGS       PUBLISHING      BITS         PUBLISHING          BITS          PRO FORMA
                                   ------------------------------------------------------------------------------------------
Revenues                           $  1,450,598    $  335,631     $        --    $        --     $        --     $  1,786,229

Cost of revenues                        270,416           --               --             --              --          270,416
                                   ------------------------------------------------------------------------------------------
Gross profit                          1,180,182       335,631              --             --              --        1,515,813

Operating expenses
  Marketing & sales                   5,424,110       115,223              --             --              --        5,539,333
  Research, development,
    & engineering                     6,687,177        71,850         477,738             --              --        7,236,765
  General & administrative            4,377,688       415,932         121,170             --              --        4,914,790
  Depreciation and amortization       1,097,716            --              --      9,457,639(a)    2,788,380(c)    13,343,735
                                   ------------------------------------------------------------------------------------------
Total operating expenses             17,586,691       603,005         598,908      9,457,639       2,788,380       31,034,623

Loss from operations                (16,406,509)     (267,374)       (598,908)    (9,457,639)     (2,788,380)     (29,518,810)
  Interest income                       554,587            --              --             --               --         554,587
  Interest expense                      (95,360)        2,849              --             --               --         (92,511)

                                   ------------------------------------------------------------------------------------------
Net loss                            (15,947,282)     (264,525)       (598,908)    (9,457,639)     (2,788,380)     (29,056,734)
Dividend imputed on
  preferred stock                    (1,250,000)           --              --             --              --       (1,250,000)
                                   ------------------------------------------------------------------------------------------
Net loss applicable
  to common shares                 $(17,197,282)   $ (264,525)    $  (598,908)   $(9,457,639)    $(2,788,380)    $(30,306,734)

Net loss per share,
  basic and diluted                $     (1.94)    $    (0.14)                                                   $      (1.92)
                                   ===========     ==========                                                    ============

Shares used in per share
  computation, basic and
  diluted                            8,842,367      1,877,646                      3,705,039(b)    1,350,000(d)    15,775,052

------------

(a) Adjustment to reflect the twelve-month amortization of goodwill and other intangibles based on the allocation of the assumed purchase price in the September 30, 1998 pro forma balance sheet for Email Publishing, Inc.

(b) Adjustment to the average common shares outstanding for the elimination of EPub's shares and the issuance of 5,582,685 shares of First Virtual common stock.

(c) Adjustment to reflect the nine-month amortization of goodwill and other intangibles based on the allocation of the assumed purchase price in the September 30, 1998 pro forma balance sheet for Distributed Bits.

(d) Adjustment to the average common shares outstanding for the issuance of 1,350,000 shares of First Virtual common stock for all the equity interests at Distributed Bits based on an assumed purchase price of $5,527,635 in First Virtual common stock at a price of $3.65 per share.

The above pro forma combined statement of operations does not include a $1.3 million in-process technology charge to be recorded by First Virtual Holdings in conjunction with the proposed merger for the estimated fair value of the in-process technology of Email Publishing.

                 See accompanying notes to unaudited pro forma
                    combined condensed financial statements.

                      FIRST VIRTUAL HOLDINGS INCORPORATED
               EMAIL PUBLISHING, INC. AND DISTRIBUTED BITS L.L.C.

                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                  (Unaudited)


NOTE 1.

The unaudited pro forma financial statements reflect the proposed and pending acquisitions of Email Publishing, Inc. ("EPub") and Distributed Bits L.L.C. ("Dbits") for an aggregate purchase price of $26,290,935.

NOTE 2.

Upon consummation of the proposed merger, First Virtual will acquire all of the common stock and all outstanding rights to acquire shares of common stock of EPub in exchange for 5,582,685 shares of First Virtual common stock and the assumption by First Virtual of options and warrants to acquire up to approximately 417,315 additional shares of First Virtual common stock at a weighted average exercise price of $.04 per share. The purchase price is calculated to be $20,763,300 based on the fair market value of $3.38 per share of First Virtual common stock. The purchase price also includes estimated merger costs of $500,000. The purchase price is subject to change based upon anti-dilution rights of the EPub stockholders during the one year period following the closing of the merger. In the event that First Virtual is required to issue additional shares of First Virtual common stock during this period, additional purchase price will be recorded. The purchase price was allocated as follows based upon a valuation of the tangible and intangible assets, including acquired technology and in-process technology, by an independent appraiser, as well as management's best estimates:

Current assets acquired .................................    $    299,506
Furniture, equipment and software .......................         230,894
Other assets ............................................          10,389
In-process technology ...................................       1,300,000
Developed technology ....................................         900,000
Goodwill ................................................      18,015,277
Liabilities assumed .....................................        (619,136)
Deferred compensation ...................................         626,370
                                                             ------------
                                                             $ 20,763,300

The pro forma combined balance sheet includes the adjustments necessary as if the proposed merger had occurred on September 30, 1998 and reflects the allocation of the purchase price, issuance of First Virtual common stock and elimination of EPub's equity accounts. These adjustments are summarized as follows:

(a) Conversion of all outstanding preferred stock into common stock

(b)  Elimination of existing EPub common stock

(c)  Elimination of EPub's accumulated deficit

(d) Issuance of FV common stock (5,582,685 shares @ $.0001 par value) and record the net assets and deferred compensation of EPub and excess purchase price (goodwill and other intangibles)

(e) Write off of EPub's in-process technology (f) Accrue estimated merger costs to be incurred by First Virtual

NOTE 3.

First Virtual anticipates acquiring all equity interests, including options, warrants or other purchase rights, if any, in Distributed Bits, in exchange for 1,350,000 shares of First Virtual common stock and warrants to purchase an additional 250,000 shares of First Virtual common stock at an exercise price of $6.00 per share and an additional 250,000 shares of First Virtual common stock at $8.00 per share. The number of First Virtual shares to be issued is subject to a reduction of 200,000 shares in lieu of cash consideration in the amount of $250,000 at the option of Distributed Bits equity holders (the "Cash Election"). The purchase price is calculated to be $5,478,509 based on the fair market value of $3.65 per share of First Virtual common stock. The purchase price also includes estimated merger costs of $250,000 and the value of warrants of $350,000. This purchase price will be allocated as follows, based upon management's best estimates:

Current assets acquired .................................     $    11,489
Furniture, equipment and software .......................          98,183
Other assets ............................................           1,500
Goodwill ................................................       5,576,761
Liabilities assumed .....................................        (204,408)
Deferred compensation ...................................          44,110
                                                              -----------
                                                              $ 5,527,635

The pro forma combined balance sheet includes the adjustments necessary as if the pending acquisition had occurred on September 30, 1998 and reflects the allocation of the purchase price, issuance of First Virtual common stock (assuming the Distributed Bits equity holders do not exercise the Cash Election) and elimination of Distributed Bits' equity accounts. These adjustments are summarized as follows:

(g)  Elimination of existing Distributed Bits members' capital

(h)  Elimination of Distributed Bits accumulated deficit

(i) Issuance of FV common stock (1,350,000 shares @ $.0001 par value) and record the net liabilities and deferred compensation of Distributed Bits and excess purchase price (goodwill and other intangibles)

(j)  Record estimated merger costs

NOTE 4.

The allocation of the purchase price was applied to the historical balance sheet or historical statements of operations of First Virtual, EPub and Distributed Bits to arrive at the pro forma combined balance sheet and statements of operations. The developed technology and goodwill are amortized over their estimated useful lives of two years due to the unusually rapid pace of technological development of the Internet. It is not uncommon for a specific technology product or service in the industry to become obsolete in a relatively short period of time. Furthermore, the Internet, as an industry, is in its infancy stage with rapidly shifting trends, technologies, consumer preferences and competitive pressures. The management of EPub has indicated that the technologies and business models developed by their company appear generally to have a useful life of no more than one or two years before they require complete redevelopment. It is anticipated that this rapid rate of change will continue in the future. The technology currently under development, for which technological feasibility has not been established and for which there are no future alternative uses, will be written off at the date of acquisition. Based on an initial review of Distributed Bits technologies and their planned business models, First Virtual's management anticipates that it will be appropriate to use a two year life for Distributed Bits' intangibles as well. In addition, both EPub and Distributed Bits are operating in very competitive environments and competitive advantages are often short lived. The pro forma combined statements of operations for the year ended December 31, 1997 and the nine months ended September 30, 1998 reflect amortization expense of $12,246,019 and $9,184,514, respectively.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIRST VIRTUAL HOLDINGS INCORPORATED



Dated:   November 30, 1998             By: /s/ Keith Kendrick
                                          --------------------------------
                                          Keith Kendrick
                                          President

                                INDEX TO EXHIBITS

EXHIBIT                                     DESCRIPTION
NUMBER                                      -----------
------
2.1                 Agreement and Plan of Reorganization dated November 18, 1998 by and among First Virtual Holdings Incorporated, DB
                    Acquisition Corp., Distributed Bits L.L.C., Derek Scruggs,
                    DBI L.L.C. and Richard Angell as Member Representative Chase
                    Manhattan Bank & Trust Company, National Association as
                    Escrow Agent.

2.2 Form of Registration Rights Agreement among the Company and the members of Distributed Bits L.L.C.

99.1                Press Release dated November 19, 1998.
